UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2018

Frélii, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-107179 & 000-51210	980380519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 W. Executive Pkwy.,

Suite 500

Lehi, UT 84043

(Address of Principal Executive Offices)

(833) 437-3544

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Throughout this Report on Form 8-K, the terms the “Company,” “we,” “us” and “our” refer to Frélii, Inc. and “the Board” refers to the Board of Directors of Frélii, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 13, 2018, Julia Kline resigned her positions as Chief Operating Officer and corporate Secretary to reduce the Company’s salary-related operating expenses as it raises additional working capital. Ms. Kline was appointed Chief Operating Officer on January 17, 2018, and Secretary on March 27, 2018. Ms. Kline will continue to advise the Company as its outside legal counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frélii, Inc.

Date: July 16, 2018	By:	/s/ Ian Jenkins
	Name:	Ian Jenkins
	Title:	Chief Executive Officer